INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into and is effective as of _______, 2017 (the “Effective Date”), by and between Angelus Capital Group, a ____________ (“Angelus”), and _______________, an individual (“Indemnitee”) (Angelus and Indemnitee are sometimes collectively referred to herein as the “Parties” and individually as a “Party”).

RECITALS:

A.       Indemnitee has performed valuable services to U.S. Energy Corp., a Wyoming corporation (the “Company”), in Indemnitee’s capacity as a member of the Board of Directors of the Company.

B.       It is a condition to the effectiveness of a Forbearance Agreement of even date between Angelus and the Company (the “Forbearance Agreement”) that certain members of the Board of Directors of the Company, including the Indemnitee, resign and that the Board of Directors be reconstituted.

C.       It is a condition to the effectiveness of Indemnitee’s resignation that Angelus execute and deliver this Agreement.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Indemnity. In addition to and not in limitation of the indemnification provided to Indemnitee by the Company pursuant to its Bylaws and the Wyoming Business Corporation Act (the “Act”), and subject only to the exclusions set forth in Section 2 hereof, Angelus hereby agrees to hold harmless and indemnify Indemnitee as follows:

(a)       Angelus shall indemnify Indemnitee if Indemnitee is made, or threatened to be made, a party to any threatened, pending or completed action, suit, or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person (i) is or was a director or officer of the Company or any predecessor of the Company, or (ii) served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee or agent at the request of the Company or any predecessor of the Company; provided, however, that Angelus shall indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized in advance by the Board of Directors of the Company.

(b)       The right to indemnification conferred in this Section 1 shall be a contract right and shall include the right to be paid by Angelus the reasonable expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by Angelus within twenty (20) days after the receipt by Angelus of a statement or statements from the Indemnitee requesting such advance or advances from time to time; provided, however, that the payment of such expenses incurred by Indemnitee in his or her capacity as a director or officer of the Company (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to Angelus of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced if it shall ultimately be determined by a final judicial decision from which there is no right of appeal that Indemnitee is not entitled to be indemnified under this Section 1 or otherwise.

(c)       To obtain indemnification under this Section 1, Indemnitee shall submit to Angelus a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. Upon such written request by Indemnitee for indemnification, a determination with respect to Indemnitee’s entitlement thereto shall be made by Angelus. If Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination.

(d)       If a claim under Section 1(a) is not paid in full by Angelus within thirty (30) days after a written claim pursuant to Section 1(c) has been received by Angelus, Indemnitee may at any time thereafter bring suit against Angelus to recover the unpaid amount of the claim and, if successful in whole or in part, Indemnitee shall be entitled to be paid also the reasonable expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to Angelus) that Indemnitee has not met the standard of conduct set forth in Section 2, but the burden of proving such defense shall be on Angelus. Neither the failure of Angelus to have made a determination prior to the commencement of such action that indemnification of Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 2 nor an actual determination by Angelus that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(e)       If a determination shall have been made pursuant to Section 1(c) that Indemnitee is entitled to indemnification, Angelus shall be bound by such determination in any judicial proceeding commenced pursuant to Section 1(d).

(f)       The right to indemnification and to the advancement of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 1 shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any agreement with the Company, the Company’s Bylaws, the Act, provision of the Articles of Incorporation of the Company or otherwise.

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2.       Limitations on Indemnity. No indemnity pursuant to Section 1 hereof shall be paid by Angelus:

(a)       on account of any claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended;

(b)       unless Indemnitee acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Indemnification may not be made for any claim, issue or matter as to which such Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper;

(c)       in connection with a proceeding by or in the right of the Company, except for reasonable expenses incurred in connection with the proceeding if it is determined that Indemnitee has met the standard of conduct set forth in Section 2(b);

(d)       in connection with any proceeding with respect to any conduct for which Indemnitee was adjudged liable on the basis that Indemnitee received a financial benefit to which Indemnitee was not entitled, whether or not involving action in the capacity as a director of the Company;

(e)       for which payment has actually been made to Indemnitee under a valid insurance policy or under a valid and enforceable indemnity or agreement, except in respect of any excess beyond payment under such insurance or agreement; or

(f)       if indemnification is not lawful (and, in this respect, both Angelus and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication) or is prohibited by any applicable state securities laws with respect to any violation of applicable federal or state securities laws.

3.       Continuation of Indemnity. All agreements and obligations of Angelus contained herein shall continue during the period Indemnitee is a director or officer of the Company (or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrative, administrative or investigative, by reason of the fact that Indemnitee was a director or officer of the Company or serving in any other capacity referred to herein.

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4.       Partial Indemnification. Indemnitee shall be entitled under this Agreement to indemnification by Angelus for a portion of the expenses (including attorneys’ fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 1 hereof even if not entitled hereunder to indemnification for the total amount thereof, and Angelus shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

5.       Notification and Defense of Claim. Not later than ten (10) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, or of any such threatened action, suit or proceeding, Indemnitee will, if a claim in respect thereto is to be made against Angelus under this Agreement, notify Angelus of the commencement thereof in accordance with Section 1(c); but the omission so to notify Angelus will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement; provided, however, that if such failure to timely notify Angelus prejudices Angelus, Angelus shall be relieved of its duty of indemnification to the extent of such prejudice. With respect to any such action, suit or proceeding as to which Indemnitee notifies Angelus of the commencement thereof:

(a)       Angelus will be entitled to participate therein at its own expense;

(b)       except as otherwise provided below, Angelus may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from Angelus to Indemnitee of its election to assume the defense thereof, Angelus will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Angelus of its assumption of the defense thereof shall be at the expense of Indemnitee unless: (i) the employment of counsel by Indemnitee has been authorized by Angelus; (ii) there may be a conflict of interest between Angelus and Indemnitee in the conduct of the defense of such action and Angelus has declined to retain separate counsel for Indemnitee; or (iii) Angelus shall not in fact have employed counsel to assume the defense of such action, in each of which cases the reasonable fees and expenses of Indemnitee’s separate counsel shall be at the expense of Angelus. Angelus shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or Angelus; and

(c)       Angelus shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. Angelus shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent which may be given or withheld in Indemnitee’s sole discretion.

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6.       Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by, or on behalf of, Indemnitee in any court of competent jurisdiction if: (a) the claim for indemnification or advances is denied, in whole or in part; or (b) no disposition of such claim is made in accordance with Section 1(d). Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting Indemnitee’s claim including attorney’s fees. It shall be a defense to any action for which a claim for indemnification is made under Section 1 hereof (other than an action brought to enforce a claim for advancement of expenses, provided that the required undertaking has been tendered to Angelus) that Indemnitee is not entitled to indemnification because of the limitations set forth in Section 2 hereof, but the burden of proving such defense shall be on Angelus. Neither the failure of Angelus to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by Angelus that such indemnification is improper shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

7.       Subrogation. In the event of payment under this Agreement, Angelus shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Angelus effectively to bring suit to enforce such rights.

8.       Survival of Rights.

(a)       The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director or officer of the Company or to serve at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Indemnitee’s heirs, executors and administrators.

(b)       Angelus shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Angelus, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Angelus would be required to perform if no such succession had taken place.

9.       Severability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

10.       Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Colorado.

11.       Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both Parties.

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12.       Identical Counterparts; Signatures. This Agreement may be executed in multiple counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic means shall constitute effective execution and delivery of this Agreement by the parties. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

13.       Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

14.       Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (a) upon delivery if delivered by hand to the Party to whom said notice or other communication shall have been directed; (b) one (1) business day after delivery to a commercial overnight courier for next business day delivery; or (c) if mailed by certified or registered U.S. mail with postage prepaid, on the third (3rd) business day after the date on which it is so mailed at the address set forth on the signature page hereto or to such other address(es) as may have been furnished to/by Indemnitee to/by Angelus.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Indemnification Agreement as of the day and year first above written.

ANGELUS CAPITAL GROUP

By:

By:

Address:

INDEMNITEE

Address: